UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 27, 2000

                                   Sauer Inc.
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             (Exact name of Registrant as specified in its charter)

  Delaware                       333-48299                    36-3482074
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(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


2800 East 13th Street, Ames, Iowa                                       50010
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(Address of principal executive offices)                              (Zip Code)


Registrants telephone number, including area code:     (515) 239-6000

                             Exhibit Index on Page 3

Item 5.  Other Events.
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         This Current Report on Form 8-K is being filed for the purpose of disclosing three press releases filed as Exhibits 99.1, 99.2 and 99.3 hereto and which are herein incorporated by reference in their entirety.

                                  EXHIBIT INDEX

Exhibit
  No.             Description
-------           -----------


  99.1            Press Release, dated January 20, 2000

  99.2            Press Release, dated January 22, 2000

  99.3            Press Release, dated January 25, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SAUER INC.

Date:    January 27, 2000

                                             By:  /s/ Kenneth D. McCuskey
                                                  ------------------------------
                                                  Name:   Kenneth D. McCuskey
                                                  Title:  Secretary